                                                                    EXHIBIT 10.6

[EXCESS PLAN LOGO]                                                    [EBS LOGO]

                                  THE EXECUTIVE
                         NONQUALIFIED "EXCESS" PLAN(TM)

                               ADOPTION AGREEMENT

            THIS AGREEMENT is made the 1st day of September, 2003, by SAFE AUTO INSURANCE COMPANY (the "Employer"), having its principal office at 3883 EAST BROAD STREET, COLUMBUS, OH 43213 and EXECUTIVE BENEFIT SERVICES, INC. (the "Sponsor"), having its principal office at 4140 ParkLake Avenue, Suite 500, Raleigh, NC 27612.

                                  WITNESSETH:

            WHEREAS, the Sponsor has established The Executive Nonqualified Excess Plan(TM) (the "Plan"); and

            WHEREAS, the Employer desires to adopt the Plan as an unfunded, nonqualified deferred compensation plan; and

            WHEREAS, the Employer has been advised by the Sponsor to obtain legal and tax advice from its professional advisors before adopting the Plan, and that the Sponsor disclaims all liability for the legal and tax consequences which result from the elections made by the Employer in this Adoption Agreement;

            NOW, THEREFORE, the Employer hereby adopts the Plan in accordance with the terms and conditions set forth in this Adoption Agreement:

                                    ARTICLE I

            Terms used in this Adoption Agreement shall have the same meaning as in the Plan, unless some other meaning is expressly herein set forth. The Employer hereby represents and warrants that the Plan has been adopted by the Employer upon proper authorization and the Employer hereby elects to adopt the Plan for the benefit of its Participants as referred to in the Plan. By the execution of this Adoption Agreement, the Employer hereby agrees to be bound by the terms of the Plan.

            This Adoption Agreement may only be used in connection with The Executive Nonqualified Excess Plan(TM). The Sponsor will inform the Employer of any amendments to the Plan or of the discontinuance or abandonment of the Plan. For questions concerning the Plan, the Employer may call the Sponsor at (919) 833-1042.

                                       (C) 2003 EXECUTIVE BENEFIT SERVICES, INC.

                                   ARTICLE II

      The Employer hereby makes the following designations or elections for the purpose of the Plan [Section references below correspond to Section references in the Plan]:

      2.7 COMPENSATION: The "Compensation" of a Participant shall mean all of each Participant's [check desired option(s)]:

XX    (A)     Compensation received as an Employee reportable in box 1, Wages,
              Tips and other Compensation, on Form W-2.

__    (B)     Annual base salary.

__    (C)     Annual bonus.

__    (D)     Long term incentive plan compensation.

XX    (E)     Compensation received as an Independent Contractor reportable on
              Form 1099.

__    (F)     Commissions.

__    (G)     other [specify]:__________________________________________________

Notwithstanding the foregoing, Compensation [ ] SHALL [x] SHALL NOT include Salary Deferral Credits under this Plan and amounts contributed by the Participant pursuant to a Salary Deferral Agreement to another employee benefit plan of the Employer which are not includible in the gross income of the Employee under Section 125, 132(f)(4), 402(e)(3), 402(h) or 403(b) of the Code.

      2.8 CREDITING DATE: The Deferred Compensation Account of a Participant shall be credited with the amount of any Salary Deferral Credits to such account at the time designated below [check desired Crediting Date]:

__    (A)     The last business day of each Plan Year.

__    (B)     The last business day of each calendar quarter during the Plan Year.

__    (C)     The last business day of each month during the Plan Year.

XX    (D)     The last business day of each payroll period during the Plan Year.

__    (E)     Any business day on which Salary Deferral Credits are received by the Sponsor.

__    (F)     Other [specify]:_____________________________________________________

2.10 DISABILITY: The disability of a Participant shall be determined as follows:

XX    (A)     The Participant shall be considered to be disabled when he has been determined to be disabled for the purposes of any long term disability insurance covering the Participant that is sponsored by the Employer

      (B) The Participant shall be considered to be disabled when he has been determined to be disabled for purposes of the Federal Social
              Security Act.

      (C)     Other:_________________________________________________________________
              _______________________________________________________________________
              _______________________________________________________________________

2.14  EFFECTIVE DATE [check desired option]:

XX    (A)     This is a newly-established Plan, and the Effective Date of the Plan is SEPTEMBER 1, 2003.

__    (B)     This is an amendment and restatement of a plan named
              ____________________________________ with an effective date of______________. The Effective Date of this amended and restated
              Plan is______________.

              This is amendment number_________.

      2.20 NORMAL RETIREMENT DATE: The Normal Retirement Date of a Participant shall be: [check desired option]:

XX    (A)   The attainment of age 65.

__    (B)   The later of age_______or the________anniversary of the
            participation commencement date. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

__    (C)   The completion of______Years of Service.

XX    (D)   The completion of 5 Years of Service and attainment of age 55.

2.22 PARTICIPATING EMPLOYER(S): As of the Effective Date, the following Participating Employer(s) are parties to the Plan [list all employer-parties, including the Employer]:

   Name of Employer                    Address                Telephone No.         EIN
---------------------------      ----------------------       -------------      ----------
Safe Auto Insurance Company      3883 East Broad Street       (614)231-0200      31-1379882
---------------------------      ----------------------       -------------      ----------
                                  Columbus, OH 43213
                                 ----------------------

Safe Auto Group                  3883 East Broad Street       (614)231-0200      31-1400020
---------------------------      ----------------------       -------------      ----------
                                  Columbus, OH 43213
                                 ----------------------

Safe Auto Group  Agency          3883 East Broad Street       (614)231-0200      31-1400303
---------------------------      ----------------------       -------------      ----------
                                  Columbus, OH 43213
                                 ----------------------

Safe Auto Services               3883 East Broad Street       (614)231-0200      22-3886656
---------------------------      ----------------------       -------------      ----------
                                  Columbus, OH 43213
                                 ----------------------

2.23  PLAN: The name of the Plan as applied to the Employer is:
      THE EXECUTIVE NONQUALIFIED EXCESS PLAN OF SAFE AUTO INSURANCE COMPANY.

2.24 PLAN ADMINISTRATOR: The Plan Administrator shall be [check desired option]:

__    (A)   Committee.

XX    (B)   Employer.

__    (C)   Other (specify):_____________________________________________.

2.25 PLAN YEAR: The Plan Year shall be the 12 consecutive calendar month period ending on the last day of the month of DECEMBER, and each anniversary thereof.

2.34  TRUST: [check desired option]:

XX    (A)   The Employer DOES DESIRE to establish a "rabbi" trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan.

__    (B)   The Employer DOES NOT DESIRE to establish a "rabbi" trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan.

__    (C)   The Employer desires to establish a "rabbi" trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan UPON THE OCCURRENCE OF THE FOLLOWING EVENT(S):

4.1 SALARY DEFERRAL CREDITS: A Participant may elect to have his Compensation (as selected in Section 2.7 of this Adoption Agreement) reduced by the following annual percentage or amount as designated in writing to the Committee [check the applicable options]:

XX    (A)      ANNUAL BASE SALARY:

               [Complete the following blanks only if a minimum or maximum deferral is desired]:

               Minimum deferral:     $________________or_____________%
               Maximum deferral:     $________________or        80%

XX    (B)      ANNUAL BONUS:

               [Complete the following blanks only if a minimum or maximum deferral is desired]:

               Minimum deferral:     $________________or_____________%
               Maximum deferral:     $________________or        100%

XX    (C)      Other [please specify type, as selected in Section 2.7 of this
               Adoption Agreement]:
               INCENTIVE COMPENSATION AND 1099 COMPENSATION.

               [Complete the following blanks only if a minimum or maximum deferral is desired]:

               Minimum deferral:     $_______________or_____________%
               Maximum deferral:     $_______________or        100%

      (D)      NOT APPLICABLE - no salary deferral provision.

4.1.2 TERMINATION OF SALARY DEFERRALS: A Participant may terminate his Salary Deferral Agreement effective as of [check desired option]:

XX    (A)   The first full payroll period commencing after the date written notice of the termination is received by the Committee.

      (B)   The first day of the Plan Year occurring after the date written notice of the termination is received by the Committee.

      (C)   Not applicable - no salary deferral provision.

4.2 EMPLOYER CREDITS: The Employer will make Employer Credits in the following manner [check a maximum of 2 desired option(s)]:

XX    (A)   EMPLOYER MATCHING CREDITS: The Employer may make matching credits to the Deferred Compensation Account of each Participant in an amount determined as follows [check desired option(s)]:

      __    (i)   __% of the Participant's Salary Deferral Credits.

      __    (ii)  ___% of the first________% of the Participant's Compensation which is elected as a Salary Deferral Credit.

      XX    (iii) An amount determined each Plan Year by the Employer.

      __    (iv)  The Employer shall not match amounts provided above in excess of $___________________ or in excess of ___% of the
                  Participant's Compensation per Plan Year.

      __    (v)   Other:__________________________________________________________
                  ________________________________________________________________

      __    (vi)  Not applicable - no Employer matching credits provision.

XX    (B)   EMPLOYER PROFIT SHARING CREDITS: The Employer may make profit sharing credits to the Deferred Compensation Account of each Active Participant in an amount determined as follows:

      __    (i)   Such amount out of the current or accumulated net profit of the Employer for such year as the Employer in its sole
                  discretion shall determine.

      XX    (ii)  Such amount as the Employer in its sole discretion shall determine without regard to current or accumulated net profit.

      __    (iii) The Employer shall not make profit sharing credits in excess of $_______, or in excess of ____% of the Participant's
                  Compensation per Plan Year.

      __    (iv)  Other:___________________________________________________________
                  _________________________________________________________________

      __    (v)   Not applicable - no Employer profit sharing provision.

      (C)   OTHER [DESCRIBE]:
            _______________________________________________________________________
            _______________________________________________________________________
            _______________________________________________________________________
            _______________________________________________________________________

5.1 DEATH OF A PARTICIPANT: If the Participant dies while in Service, the Employer shall pay a benefit to the Beneficiary in an amount equal to the Accrued Benefit of the Participant determined as of the date payments to the Beneficiary commence, plus [check if desired]:

__    (A)   An amount to be determined by the Committee.

__    (B)   Other [specify]:__________________________________.

XX    (C)   No additional benefits.

6.1 IN-SERVICE WITHDRAWALS: In-service withdrawals may be made from the Plan [check desired option]:

XX    (A)   Yes.

            (i) The In-Service Account may be withdrawn only after the account has been established for [check desired option]:

                  XX    (a) A minimum of 3 years (insert minimum of 2 years.)

                  __    (b)   Not applicable.

            (ii) A Participant may defer the date of any scheduled in-service withdrawal by giving notice of the new withdrawal date to the Committee [check desired option]:

                  XX (a) At least 12 (insert minimum of 12) months prior to the scheduled withdrawal date.

                  __    (b) Not applicable.

__    (B)   No in-service withdrawals.

6.2 FINANCIAL HARDSHIP WITHDRAWALS: Financial hardship withdrawals may be made from the Plan [check desired option]:

XX    (A)   Yes.

__    (B)   No.

6.3 "HAIRCUT" WITHDRAWALS: "Haircut" withdrawals may be made from the Plan [check desired option]:

XX   (A)    Yes. If a Participant obtains a "haircut" withdrawal, the
            Participant shall forfeit 10% (specify percentage not less than 10%) of the amount of withdrawal.

      (B)   No "haircut" withdrawals.

6.4 EDUCATION WITHDRAWALS: Education withdrawals may be made from the Plan [check desired option]:

XX    (A)   Yes.

            (i) Education withdrawals may be made in installment payments over no more than 6 years.

            (ii) A Participant may defer the date of any scheduled education withdrawal by giving notice of the new withdrawal date to the Committee [check desired option]:

                  XX    (a)   At least 12 (insert minimum of 12) months prior to
                              the scheduled withdrawal date.

                  __    (b)   Not applicable.

__    (B)   No education withdrawals.

7.1 PAYMENT OPTIONS: Any benefit payable under the Plan upon a Qualifying Distribution Event may be made to the Participant or his Beneficiary (as applicable) in any of the following payment forms, as selected by the Participant upon his entry into the Plan [check desired option(s)]:

XX    (A)   A lump sum in cash as soon as practicable following the date of the
            Qualifying Distribution Event.

XX    (B)   Approximately equal annual installments over a term no longer than
            10 years as elected by the Participant upon his entry into the Plan.

      XX    (i)   Payment of the benefit shall commence as soon as practicable after the following date [select desired option]:

            __    (a)   The first business day of the CALENDAR YEAR following
                        the date of the Qualifying Distribution Event.

            XX    (b)   The first business day of the CALENDAR QUARTER following
                        the date of the Qualifying Distribution Event.

            __    (c)   The first business day of the CALENDAR MONTH following
                        the date of the Qualifying Distribution Event.

            The payment of each annual installment shall be made on the anniversary of the date selected for the commencement of the installment payments in this subsection (i). The amount of the annual installment shall be adjusted on each anniversary date of the commencement of the installment payments for credits or debits to the Participant's account pursuant to Section 9 of the Plan. Such adjustment shall be made by dividing the balance in the Deferred Compensation Account on each such date (following adjustment on such date) by the number of annual installments remaining to be paid hereunder; provided that the last annual installment due under the Plan shall be the entire amount credited to the Participant's account on the date of the payment.

      XX    (ii)  Notwithstanding the payment option elected by the Participant, the vested Accrued Benefit of the Participant will be distributed in a single lump payment if the amount of such benefit on the date that payment is to commence does not exceed [check desired option]:

            XX    (a)   $10,000 (Insert desired cash out amount).

            __    (b)   Not applicable.

XX    (C)   A Participant may defer the date of any scheduled payment by giving notice of the new payment date to the Committee [check desired option]:

      XX    (i)   At least 12 (insert minimum of 12) months prior to the
                  scheduled payment date.

      __    (ii)  Not applicable.

__    (D)   Other [specify]:___________________________________________________

8. VESTING: An Active Participant shall be fully vested in the Employer Credits made to the Deferred Compensation Account upon occurrence of the following events [check or complete all that apply]:

XX    (A) Normal Retirement Date.

XX    (B) Death.

XX    (C) Disability.

XX    (D) Completion of that number of Years of Service specified below:

      XX    (i)   EMPLOYER MATCHING CREDITS [complete if applicable]:

            __    (a)   Immediate 100% vesting.

            __    (b)   100% vesting after _ Years of Service.

            __    (c)   100% vesting at age____.

            XX    (d)       Number of Years               Vested
                              of Service                Percentage
                        -----------------------         -----------
                              Less than   1                  0%
                                          1                  0%
                                          2                 25%
                                          3                 50%
                                          4                 75%
                                          5                100%
                                          6                ___%
                                          7                ___%
                                          8                ___%
                                          9                ___%
                                         10 or more        ___%

            For this purpose, Years of Service of a Participant shall be calculated from the date designated below [check desired option]:

      XX    (1)   First Day of Service.

      __    (2)   Effective Date of the Plan Participation.

      __    (3)   Each Crediting Date. Under this option (3), each Employer
                  Matching Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer
                  Credit is made to his or her Deferred Compensation Account.

      XX    (ii)  EMPLOYER PROFIT SHARING CREDITS [complete if applicable]:

            XX    (a)   Immediate 100% vesting.

            __    (b)   100% vesting after___Years of Service.

            __    (c)   100% vesting at age__.

            __    (d)   Number of Years           Vested
                          of Service             Percentage
                        ----------------         -----------
                        Less than  1                _____%
                                   1                _____%
                                   2                _____%
                                   3                _____%
                                   4                _____%
                                   5                _____%
                                   6                _____%
                                   7                _____%
                                   8                _____%
                                   9                _____%
                                   10 or more       _____%

      For this purpose, Years of Service of a Participant shall be calculated from the date designated below [check desired option]:

      XX    (1)   First Day of Service.

      __    (2)   Effective Date of the Plan Participation.

      __    (3)   Each Crediting Date. Under this option (3), each Employer
                  Profit Sharing Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Credit is made to his or her Deferred Compensation
                  Account.

__   (iii) OTHER EMPLOYER CREDITS [complete if applicable]:

      __    (a)   Immediate 100% vesting.

      __    (b)   100% vesting after____ Years of service.

      __    (c)   100% vesting at age____.

      __    (d)       Number of Years               Vested
                        of Service                Percentage
                  -----------------------         -----------
                        Less than   1                ___%
                                    1                ___%
                                    2                ___%
                                    3                ___%
                                    4                ___%
                                    5                ___%
                                    6                ___%
                                    7                ___%
                                    8                ___%
                                    9                ___%
                                   10 or more        ___%

      For this purpose, Years of Service of a Participant shall be calculated from the date designated below [check desired option]:

            __    (1)   First Day of Service.

            __    (2)   Effective Date of the Plan Participation.

            __    (3)   Each Crediting Date. Under this option (3), each Other
                        Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Credit is made to his or her Deferred
                        Compensation Account.

10. BENEFIT EXCHANGE: The Employer elects to permit the Participant to exchange all or any portion of the vested Accrued Benefit under the Plan for another type of nonqualified benefit [check desired option]:

__    (A)   Yes.

XX    (B)   No.

11. TRANSFER TO QUALIFIED PLAN: The Employer elects to permit the Participant to direct the transfer of a portion of his benefit under this Plan to a tax-qualified retirement plan maintained by the Employer [check desired option]:

__    (A)   Yes. Insert name of Qualified Plan:________________________________.

XX    (B)   No.

17.   AMENDMENT OR TERMINATION OF PLAN: [check or complete all that apply]:

__    (A)   Notwithstanding any provision in this Adoption Agreement or the Plan to the contrary, Section______of the Plan shall be amended to read as follows:

            See attached Exhibit_____.

__    (B)   The Plan shall be terminated upon the occurrence of one or more of the following events [check if desired]:

      __    (i)   The amount of shareholders equity shown on the financial
                  statements of the Employer for each of the two most recent fiscal years is less than $______.

      __    (ii)  The aggregate net loss (after tax) as reported on the financial statements of the Employer for the two most recent fiscal years is greater than $______.

      __    (iii) There is a change of control of the Employer. For this purpose, a "change of control" shall be deemed to have occurred if: (A) any person other than an officer who is an Employee of the Employer for at least one year preceding the change of control, acquires or becomes the beneficial owner, directly or indirectly, of securities of the Employer representing ______% [insert percentage] or more of the combined voting power of the Employer's then outstanding securities and thereafter, the membership of the Board becomes such that a majority are persons who were not members of the Board at the time of the acquisition of securities; or (B) the Employer, or its assets, are acquired by or combined with another entity and less than a majority of the outstanding voting shares of such entity after the acquisition or combination are owned, immediately after the acquisition or combination, by the owners of voting shares of the Employer immediately prior to the acquisition or combination.

      __    (iv)  Other [specify]:______________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________

__    (C)   In the event of a termination of the Plan, the Employer elects that
            [check if desired]:

      __    (i)   Each Active Participant will become fully vested in the
                  Deferred Compensation Account. [If not checked, the vesting provisions of Section 8 will continue to apply.]

      __    (ii)  The Deferred Compensation Account will be immediately distributed to each Participant in a single lump sum payment.
                  [If not checked the payment provisions of Section 7 will continue to apply.]

20.9 CONSTRUCTION: The provisions of the Plan and Trust (if any) shall be construed and enforced according to the laws of the State of OHIO, except to the extent that such laws are superseded by ERISA.

      IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above stated.

                                       SAFE AUTO INSURANCE COMPANY
                                       Name of Employer

                                   By: /s/ Ari Deshe
                                      -----------------------------------
                                      Authorized Person
                                      President
                                      -----------------------------------
                                      Title

NOTE: EXECUTION OF THIS ADOPTION AGREEMENT CREATES A LEGAL LIABILITY OF THE EMPLOYER WITH SIGNIFICANT TAX CONSEQUENCES TO THE EMPLOYER AND PARTICIPANTS. THE EMPLOYER SHOULD OBTAIN LEGAL AND TAX ADVICE FROM ITS PROFESSIONAL ADVISORS BEFORE ADOPTING THE PLAN. THE SPONSOR DISCLAIMS ALL LIABILITY FOR THE LEGAL AND TAX CONSEQUENCES WHICH RESULT FROM THE ELECTIONS MADE BY THE EMPLOYER IN THIS ADOPTION AGREEMENT.

The Plan is adopted by the following Participating Employers:

                                       SAFE AUTO GROUP
                                       Name of Employer

                                   By: /s/ Ari Deshe
                                      -----------------------------------
                                      Authorized Person
                                      President
                                      -----------------------------------
                                      Title

                                       SAFE AUTO GROUP AGENCY
                                       Name of Employer

                                   By: /s/ Ari Deshe
                                      -----------------------------------
                                      Authorized Person
                                      President
                                      -----------------------------------
                                      Title

                                       SAFE AUTO SERVICES
                                       Name of Employer

                                   By: /s/ Ari Deshe
                                      -----------------------------------
                                      Authorized Person
                                      President
                                      -----------------------------------
                                      Title

[EXCESS PLAN LOGO]

                                  THE EXECUTIVE
                         NONQUALIFIED "EXCESS" PLAN(TM)

                                  PLAN DOCUMENT

                                                                      [EBS LOGO]

(C)2003 Executive Benefit Services, Inc.
4140 ParkLake Avenue, Suite 500
Raleigh, NC 27612

[EXCESS PLAN LOGO]

                                  THE EXECUTIVE
                         NONQUALIFIED "EXCESS" PLAN(TM)

                                TABLE OF CONTENTS

                                                                                                     Page
                                                                                                     ----
Section 1.      Purpose: ..........................................................................   1

Section 2.      Definitions: ......................................................................   1
     2.1        "Accrued Benefit" .................................................................   1
     2.2        "Active Participant" ..............................................................   1
     2.3        "Adoption Agreement" ..............................................................   2
     2.4        "Beneficiary" .....................................................................   2
     2.5        "Board" ...........................................................................   2
     2.6        "Committee" .......................................................................   2
     2.7        "Compensation" ....................................................................   2
     2.8        "Crediting Date" ..................................................................   2
     2.9        "Deferred Compensation Account" ...................................................   2
     2.10       "Disability" ......................................................................   2
     2.11       "Education Account" ...............................................................   3
     2.12       "Education Subaccount" .......................................... .................   3
     2.13       "Education Recipient" .............................................................   3
     2.14       "Effective Date" ..................................................................   3
     2.15       "Employee" ........................................................................   3
     2.16       "Employer" ........................................................................   4
     2.17       "Employer Credits" ................................................................   4
     2.18       "Independent Contractor" ..........................................................   4
     2.19       "In-Service Account" ..............................................................   4
     2.20       "Normal Retirement Date" ..........................................................   4
     2.21       "Participant" .....................................................................   5
     2.22       "Participating Employer" ..........................................................   5
     2.23       "Plan" ............................................................................   5
     2.24       "Plan Administrator" ..............................................................   5
     2.25       "Plan Year" .......................................................................   5
     2.26       "Qualifying Distribution Event" ...................................................   5
     2.27       "Retire" or "Retirement" ..........................................................   5
     2.28       "Retirement Account" ..............................................................   5
     2.29       "Salary Deferral Agreement" .......................................................   6
     2.30       "Salary Deferral Credits" .........................................................   6
     2.31       "Service" .........................................................................   6
     2.32       "Sponsor" .........................................................................   6
     2.33       "Spouse" or "Surviving Spouse" ....................................................   6
     2.34       "Trust" ...........................................................................   6
     2.35       "Trustee" .........................................................................   6
     2.36       "Years of Service" ................................................................   6

Section 3.       Participation: ......................................................        7

Section 4.       Credits to Deferred Compensation Account: ...........................        7
     4.1         Salary Deferral Credits .............................................        7
     4.2         Employer Credits ....................................................        8
     4.3         Deferred Compensation Account .......................................        8

Section 5.       Qualifying Distribution Events: .....................................        8
     5.1         Death of a Participant ..............................................        8
     5.2         Disability of a Participant .........................................        9
     5.3         Termination of Service ..............................................        9
     5.4         Retirement ..........................................................        9

Section 6.       Distributions While in Service: .....................................        9
     6.1         In-Service Withdrawals ..............................................        9
     6.2         Financial Hardship Withdrawals .................. ...................       10
     63          "Haircut" Withdrawals ...............................................       11
     64          Education Withdrawals ...............................................       11

Section 7        Qualifying Distribution Events Payment Options: .....................       12
     7 1         Payment Options .....................................................       12
     7.2         Prepayment ..........................................................       13

Section 8.       Vesting: ............................................................       13

Section 9.       Accounts' Deemed Investment; Adjustments to Account:.................       14
     9.1         Accounts ............................................................       14
     9.2         Deemed Investments ..................................................       14
     9.3         Adjustments to Deferred Compensation Account ........................       14

Section 10.      Benefit Exchange: ...................................................       15

Section 11.      Transfer to Qualified Plan: .........................................       15
     11.1        Maximize Qualified Plan Deferrals ...................................       15
     11.2        Maximize Qualified Plan Match .......................................       16
     11.3        Transfer Deferral to Qualified Plan .................................       16
     11.4        Credit Match to Qualified Plan   ....................................       16
     11.5        Compliance with Qualified Plan ......................................       17

Section 12.      Administration by Committee: ........................................       17
     12.1        Membership of Committee .............................................       17
     12.2        Committee Officers; Subcommittee ....................................       17
     12.3        Committee Meetings ..................................................       17
     12.4        Transaction of Business ........................ ....................       18
     12.5        Committee Records ...................................................       18
     12.6        Establishment of Rules ..............................................       18
     12.7        Conflicts of Interest ...............................................       18

     12.8       Correction of Errors ...........................................................     18
     12.9       Authority to Interpret Plan.....................................................     19
     12 10      Third Party Advisors ...........................................................     19
     12.11      Compensation of Members ........................................................     19
     12.12      Expense Reimbursement ..........................................................     19
     12.13      Indemnification ................................................................     19

Section 13.     Contractual Liability; Trust: ..................................................     20
     13.1       Contractual Liability ..........................................................     20
     13.2       Trust ..........................................................................     20

Section 14.     Allocation of Responsibilities: ................................................     21
     14 1       Board ..........................................................................     21
     14.2       Committee ......................................................................     21
     14.3       Plan Administrator .............................................................     21

Section 15.     Benefits Not Assignable; Facility of Payments: .................................     21
     15.1       Benefits not Assignable ........................................................     21
     15.2       Payments to Minors and Others ..................................................     22

Section 16.     Beneficiary; ...................................................................     22

Section 17.     Amendment and Termination of Plan: .............................................     23

Section 18.     Communication to Participants: .................................................     23

Section 19.     Claims Procedure: ..............................................................     24
     19.1       Filing of a Claim for Benefits .................................................     24
     19.2       Notification to Claimant of Decision ...........................................     24
     19.3       Procedure for Review ...........................................................     25
     19.4       Decision on Review .............................................................     25
     19.5       Action by Authorized Representative of Claimant ................................     25

Section 20.     Miscellaneous Provisions: ......................................................     26
     20.1       Set off ........................................................................     26
     20.2       Notices.........................................................................     26
     20.3       Lost Distributees ..............................................................     26
     20.4       Reliance on Data ...............................................................     27
     20.5       Receipt and Release for Payments ...............................................     27
     20.6       Headings .......................................................................     27
     20.7       Continuation of Employment......................................................     27
     20.8       Merger or Consolidation; Assumption of Plan ....................................     28
     20.9       Construction ...................................................................     28

[EXCESS PLAN LOGO]

                                  THE EXECUTIVE
                         NONQUALIFIED "EXCESS" PLAN(TM)

            SECTION 1. PURPOSE:

            By execution of the Adoption Agreement, the Employer has adopted the Plan set forth herein to provide a means by which certain management Employees and Independent Contractors of the Employer may elect to defer receipt of current Compensation from the Employer in order to provide Retirement and other benefits on behalf of such Employees and Independent Contractors of the Employer, as selected in the Adoption Agreement. The Plan is not intended to be a tax-qualified retirement plan under Section 401 (a) of the Internal Revenue Code (the "Code"). The Plan is intended to be an unfunded plan maintained primarily for the purpose of providing deferred compensation benefits for a select group of management or highly compensated employees under Sections 201(2), 301(a)(3) and 401(a)(l) of the Employee Retirement Income Security Act of 1974 and independent contractors.

            SECTION 2. DEFINITIONS:

            As used in the Plan, including this Section 2, references to one gender shall include the other and, unless otherwise indicated by the context:

            2.1 "ACCRUED BENEFIT" means, with respect to each Participant, the balance credited to his Deferred Compensation Account.

            2.2 "ACTIVE PARTICIPANT" means, with respect to any day or date, a Participant who is in Service on such day or date; provided, that a Participant shall cease to be an Active Participant immediately upon a determination by the Committee that the Participant has ceased to be an Employee or Independent Contractor, or that the Participant no longer meets the eligibility requirements of the Plan.

            2.3 "ADOPTION AGREEMENT" means the written agreement pursuant to which the Employer adopts the Plan. The Adoption Agreement is a part of the Plan as applied to the Employer.

            2.4 "BENEFICIARY" means the person, persons, entity or entities designated or determined pursuant to the provisions of Section 16 of the Plan.

            2.5 "BOARD" means the Board of Directors of the Employer, if the Employer is a corporation. If the Employer is not a corporation, "Board" shall mean the Employer.

            2.6   "COMMITTEE" means the administrative committee provided for in
Section 12.

            2.7 "COMPENSATION" shall have the meaning designated in the Adoption Agreement.

            2.8 "CREDITING DATE" means the date designated in the Adoption Agreement for crediting the amount of any Salary Deferral Credits to the Deferred Compensation Account of a Participant. Employer Credits may be credited to the Deferred Compensation Account of a Participant on any day that securities are traded on a national securities exchange.

            2.9 "DEFERRED COMPENSATION ACCOUNT" means the sum of the amounts credited to the Retirement Account, the In-Service Account and the Education Account of each Participant, as applicable. The Deferred Compensation Account of each Participant shall be adjusted as provided in Section 9.

            2.10 "DISABILITY" means disability as defined in the Adoption Agreement.

            2.11 "EDUCATION ACCOUNT" means a separate account to be kept for each Participant that can be divided into one or more Education Subaccounts as described in Section 6.4. The Education Account shall be established, adjusted for payments, credited with Salary Deferral Credits, and credited or debited for deemed investment gains or losses in the same manner and at the same time as such adjustments are made to the Deferred Compensation Account under Section 9 and in accordance with the rules and elections in effect under Section 9.

            2.12 "EDUCATION SUBACCOUNT" means the subaccount of the Education Account which is maintained with respect to an Education Recipient. If the Participant does not designate more than one Education Recipient, the Education Account shall be the Education Subaccount with respect to such Education Recipient.

            2.13 "EDUCATION RECIPIENT" means the individual designated by the Participant in the Salary Deferral Agreement with respect to whom the Participant will create an Education Subaccount.

            2.14 "EFFECTIVE DATE" shall be the date designated in the Adoption Agreement as of which the Plan first becomes effective.

            2.15 "EMPLOYEE" means an individual in the Service of the Employer if the relationship between the individual and the Employer is the legal relationship of employer and employee and if the individual is a highly compensated or management employee of the Employer. An individual shall cease to be an Employee upon the Employee's termination of Service.

            2.16 "EMPLOYER" means the Employer identified in the Adoption Agreement, and any Participating Employer which adopts this Plan. The Employer may be a corporation, a limited liability company, a partnership or sole proprietorship. All references herein to the Employer shall be applied separately to each such Employer as if the Plan were solely the Plan of that Employer.

            2.17 "EMPLOYER CREDITS" means the amounts credited to the Participant's Retirement Account by the Employer pursuant to the provisions of
Section 4.2.

            2.18 "INDEPENDENT CONTRACTOR" means an individual in the Service of the Employer if the relationship between the individual and the Employer is not the legal relationship of employer and employee. An individual shall cease to be an Independent Contractor upon the termination of the Independent Contractor's Service. An Independent Contractor shall include a director of the Employer who is not an Employee.

            2.19 "IN-SERVICE ACCOUNT" means a separate account to be kept for each Participant, as described in Section 6.1. The In-Service Account shall be established, adjusted for payments, credited with Salary Deferral Credits, and credited or debited for deemed investment gains or losses in the same manner and at the same time as such adjustments are made to the Deferred Compensation Account under Section 9 and in accordance with the rules and elections in effect under Section 9.

            2.20 "NORMAL RETIREMENT DATE" of a Participant is designated in the Adoption Agreement. The "Retirement Date" of a Participant means the date the Participant attains his Retirement Age.

            2.21 "PARTICIPANT" means with respect to any Plan Year an Employee or Independent Contractor who has been designated by the Committee as a Participant and who has entered the Plan or who has an Accrued Benefit under the Plan.

            2.22 "PARTICIPATING EMPLOYER" means any trade or business (whether or not incorporated) which adopts this Plan with the consent of the Employer identified in the Adoption Agreement.

            2.23 "PLAN" means The Executive Nonqualified Excess Plan(TM), as herein set out or as duly amended. The name of the Plan as applied to the Employer shall be designated in the Adoption Agreement.

            2.24 "PLAN ADMINISTRATOR" means the person designated in the Adoption Agreement. If the Plan Administrator designated in the Adoption Agreement is unable to serve, the Employer shall be the Plan Administrator.

            2.25 "PLAN YEAR" means the twelve-month period ending on the last day of the month designated in the Adoption Agreement.

            2.26 "QUALIFYING DISTRIBUTION EVENT" means the Participant's Retirement or the termination of Participant's Service with the Employer for any reason, including as a result of his death or Disability, as described in
Section 5.

            2.27 "RETIRE" OR "RETIREMENT" means Retirement within the meaning of Section 5.4.

            2.28 "RETIREMENT ACCOUNT" means a separate account to be kept for each Participant, as described in Section 4.3. The Retirement Account shall be established, adjusted for payments, credited with Salary Deferral Credits and Employer Credits, and credited or debited for deemed investment gains or losses in the same manner and at the same time as such adjustments are made to the Deferred Compensation Account under Section 9 and in accordance with the rules and elections in effect under Section 9.

            2.29 "SALARY DEFERRAL AGREEMENT" means a written agreement entered into between a Participant and the Employer pursuant to the provisions of
Section 4.1

            2.30 "SALARY DEFERRAL CREDITS" means the amounts credited to the Participant's Deferred Compensation Account by the Employer pursuant to the provisions of Section 4.1.

            2.31 "SERVICE" means employment by the Employer as an Employee. If the Participant is an Independent Contractor, "Service" shall mean the period during which the contractual relationship exists between the Employer and the Participant.

            2.32  "SPONSOR" means Executive Benefit Services, Inc.

            2.33 "SPOUSE" or "SURVIVING SPOUSE" means, except as otherwise provided in the Plan, the legally married spouse or surviving spouse of a Participant.

            2.34 "TRUST" means the trust fund established pursuant to Section 13.2, if designated by the Employer in the Adoption Agreement.

            2.35 "TRUSTEE" means the trustee, if any, named in the agreement establishing the Trust and such successor or additional trustee as may be named pursuant to the terms of the agreement establishing the Trust.

            2.36 "YEARS OF SERVICE" means each Plan Year of Service completed by the Participant. For vesting purposes, Years of Service shall be calculated from the date designated in the Adoption Agreement.

            SECTION 3. PARTICIPATION:

            The Committee in its discretion shall designate each Employee or Independent Contractor who is eligible to participate in the Plan. An Employee or Independent Contractor designated by the Committee as a Participant who has not otherwise entered the Plan shall enter the Plan and become a Participant as of the date determined by the Committee. A Participant who separates from Service with the Employer and who later returns to Service will not be an Active Participant under the Plan except upon satisfaction of such terms and conditions as the Committee shall establish upon the Participant's return to Service, whether or not the Participant shall have an Accrued Benefit remaining under the Plan on the date of his return to Service.

            SECTION 4. CREDITS TO DEFERRED COMPENSATION ACCOUNT:

            4.1 SALARY DEFERRAL CREDITS. To the extent provided in the Adoption Agreement, each Active Participant may elect, by entering into a Salary Deferral Agreement with the Employer, to defer his Compensation from the Employer by a dollar amount or percentage specified in the Salary Deferral Agreement. The amount of the Participant's Salary Deferral Credit shall be credited by the Employer to the Deferred Compensation Account maintained for the Participant pursuant to Section 9. The following special provisions shall apply with respect to the Salary Deferral Credits of a Participant:

            4.1.1 The Employer shall credit to the Participant's Deferred Compensation Account on each Crediting Date an amount equal to the total Salary Deferral Credit for the period ending on such Crediting Date.

            4.1.2 An election pursuant to Section 4.1 shall be made by the Participant by executing and delivering a Salary Deferral Agreement to the Committee. The Salary Deferral Agreement shall become effective with respect to such Participant as of the first full payroll period commencing on or immediately following the first day of the Plan Year which occurs after the date such Salary Deferral Agreement is received by the Committee; provided, that a Participant who first becomes a Participant in the Plan during a Plan Year may enter into a Salary Deferral Agreement to be effective as of the first payroll period next following the date he enters the Plan. A Participant's election shall continue in effect, unless earlier modified by the Participant, until the Service of the Participant is terminated, or, if earlier, until the Participant ceases to be an Active Participant under the Plan.

            4.1.3 A Participant may unilaterally modify a Salary Deferral Agreement (either to increase or decrease the portion of his future Compensation which is subject to salary deferral within the percentage limits set forth in Section 4.1 of the Adoption Agreement) by providing a written modification of the Salary Deferral Agreement to the Employer. The modification shall become effective as of the first full payroll period commencing on or immediately following the first day of the Plan Year which occurs after the date such written modification is received by the Committee. The Participant may terminate the Salary Deferral Agreement effective as of the date designated in the Adoption Agreement.

            4.1.4 The Committee may from time to time establish policies or rules governing the manner in which Salary Deferral Credits may be made.

            4.2 EMPLOYER CREDITS. If designated by the Employer in the Adoption Agreement, the Employer shall cause the Committee to credit to the Deferred Compensation Account of each Active Participant an Employer Credit as determined in accordance with the Adoption Agreement.

            4.3 DEFERRED COMPENSATION ACCOUNT. Unless otherwise designated by the Participant in the Salary Deferral Agreement, all Salary Deferral Credits made pursuant to Section 4.1 shall be credited to the Retirement Account of the Participant. All Employer Credits made pursuant to Section 4.2 shall be made to the Retirement Account of the Participant. The Retirement Account is a part of the Deferred Compensation Account of a Participant and shall be distributed upon a Qualifying Distribution Event.

      SECTION 5. QUALIFYING DISTRIBUTION EVENTS:

            5.1 DEATH OF A PARTICIPANT. If a Participant dies while in Service, the Employer shall pay a benefit to the Participant's Beneficiary in the amount designated in the Adoption Agreement. Payment of such benefit shall be made by the Employer pursuant to Section 7. If a Participant dies following his Retirement or termination of Service for any reason, including Disability, and before all payments to him under the Plan have been made, the balance of the Participant's vested Accrued Benefit shall be paid by the Employer to the Participant's Beneficiary pursuant to Section 7, and such balance shall be determined as of the commencement date of the payments.

            5.2 DISABILITY OF A PARTICIPANT. If a Participant suffers a Disability while in Service prior to his Normal Retirement Date, he shall terminate Service with the Employer as of the date of the establishment of his Disability, whereupon he shall commence receiving payment of his vested Accrued Benefit, determined as of the commencement date of the payments. Such benefit shall be paid by the Employer as provided in Section 7.

            5.3 TERMINATION OF SERVICE. If the Service of a Participant with the Employer shall be terminated for any reason other than Retirement, Disability or death, his vested Accrued Benefit shall be paid to him by the Employer as provided in Section 7, and such Accrued Benefit shall be determined as of the commencement date of the payments. If a Participant's Accrued Benefit is not fully vested at his termination of employment, he shall forfeit that portion of his Accrued Benefit that is not fully vested. If he subsequently returns to Service with the Employer, he shall be treated as a new Participant for purposes of determining the vested portion of his Accrued Benefit.

            5.4 RETIREMENT. A Participant who is in Service on or after his Normal Retirement Date shall be eligible to Retire and commence receiving payment of his Accrued Benefit. Payment of such benefit shall be made by the Employer pursuant to Section 7.

      SECTION 6. DISTRIBUTIONS WHILE IN SERVICE:

            6.1 IN-SERVICE WITHDRAWALS. If the Employer designates in the Adoption Agreement that in-service withdrawals are permitted under the Plan, a Participant may elect in the Salary Deferral Agreement to withdraw a designated amount from his Deferred

Compensation Account at the specified time or times designated by the Participant in the Salary Deferral Agreement, and the Participant's In-Service Account shall be credited with the amount designated for in-service withdrawals. The following special provisions shall apply with respect to the In-Service
Account:

            6.1.1 Notwithstanding any provision in this Section 6 to the contrary, if Participant incurs a Qualifying Distribution Event prior to the date on which the entire balance of his In-Service Account has been distributed to him, then the balance in the In-Service Account on the date of the Qualifying Distribution Event shall be distributed to him in the same manner and at the same time as his Deferred Compensation Account is distributed to him under Section 7 and in accordance with the rules and elections in effect under Section 7.

            6.1.2 If permitted by the Employer in the Adoption Agreement, a Participant may defer the date of any withdrawal from the In-Service Account by giving notice of the new withdrawal date to the Committee within the time limits specified in the Adoption Agreement.

            6.2 FINANCIAL HARDSHIP WITHDRAWALS. If the Employer designates in the Adoption Agreement that financial hardship withdrawals are permitted under the Plan, a distribution of the Deferred Compensation Account may be made to a Participant on account of financial hardship, subject to the following provisions:

            6.2.1 A Participant may, at any time prior to his Retirement or termination of Service for any reason, including Disability, make application to the Committee to receive a distribution in a lump sum of all or a portion of the vested Accrued Benefit credited to his Deferred Compensation Account (determined as of the date the distribution, if any, is made under this Section 6.2) because of an unforeseeable emergency that results in severe financial hardship to the Participant. A distribution because of an unforeseeable emergency shall not exceed the amount required to meet the immediate financial need created by the unforeseeable emergency and not otherwise reasonably available from other resources of the Participant. Examples of an unforeseeable emergency shall include but shall not be limited to those financial needs arising on account of a sudden or unexpected illness or accident of the Participant or of a dependent of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

            6.2.2 The Participant's request for a distribution on account of financial hardship must be made in writing to the Committee. The request must specify the nature of the financial hardship, the total amount requested to be distributed from the Deferred Compensation Account, and the total amount of the actual expense incurred or to be incurred on account of financial hardship.

            6.2.3 If a distribution under this Section 6.2 is approved by the Committee, such distribution will be made as soon as practicable following the date it is approved. The processing of the request shall be completed as soon as practicable from the date on which the Committee receives the properly completed written request for a distribution on account of a financial hardship. If a Participant's termination of Service occurs after a request is approved in accordance with this Section 6.2.3, but prior to distribution of the full amount approved, the approval of the request shall be automatically null and void and the benefits which the Participant is entitled to receive under the Plan shall be distributed in accordance with the applicable distribution provisions of the Plan. Only one financial hardship distribution shall be made within any Plan Year.

            6.2.4 The Committee may from time to time adopt additional policies or rules governing the manner in which such distributions may be made so that the Plan may be conveniently administered.

            6.3 "HAIRCUT" WITHDRAWALS. If the Employer designates in the Adoption Agreement that "haircut" withdrawals are permitted under the Plan, a Participant in Service may at his option make one or more withdrawals from his Deferred Compensation Account by written request to the Committee; provided, however, that a Participant who requests a withdrawal under this Section 6.3 shall incur a penalty (the "haircut") equal to a percentage (not less than 10%), as designated by the Employer in the Adoption Agreement, of the amount withdrawn, and this penalty shall be forfeited from the Deferred Compensation Account of the Participant notwithstanding the provisions of Section 8.

            6.4 EDUCATION WITHDRAWALS. If the Employer designates in the Adoption Agreement that education withdrawals are permitted under the Plan, a Participant may elect in the Salary Deferral Agreement for a designated percentage or dollar amount of the Salary Deferral Credits to be credited to the Education Account of the Education Recipient designated by the Participant. If the Participant designates more than one Education Recipient, the

Education Account shall be divided into Education Subaccounts for each Education Recipient, and the Participant may designate in the Salary Deferral Agreement the percentage or dollar amount of each Salary Deferral Credit to be credited to each Education Subaccount. In the absence of a clear designation, all credits made to the Education Account shall be equally allocated to each Education Subaccount. As soon as practicable after the date designated by the Participant in the Salary Deferral Agreement, the Employer shall pay to the Participant the balance in the Education Subaccount with respect to such Education Recipient in the manner designated by the Participant in the Salary Deferral Agreement and permitted by the Employer in the Adoption Agreement. The following special provisions shall apply with respect to the Education Account:

            6.4.1 Notwithstanding any provision in this Section 6 to the contrary, if a Participant incurs a Qualifying Distribution Event prior to the date on which the entire balance of the Education Account has been distributed to him, then the balance in the Education Account on the date of the Qualifying Distribution Event shall be distributed to him in the same manner and at the same time as his Deferred Compensation Account is distributed to him under Section 7 and in accordance with the rules and elections in effect under Section 7.

            6.4.2 If permitted by the Employer in the Adoption Agreement, a Participant may defer the date of any withdrawal from the Education Account by giving notice of the new withdrawal date to the Committee within the time limits specified in the Adoption Agreement.

      SECTION 7. QUALIFYING DISTRIBUTION EVENTS PAYMENT OPTIONS:

            7.1 PAYMENT OPTIONS. The Employer shall designate in the Adoption Agreement the payment options available upon a Qualifying Distribution Event. Upon a Participant's entry into the Plan, the Participant shall elect among these designated payment options the method under which his vested Accrued Benefit or, in the event of his death, any benefit payable as a result, will be distributed; provided, however, that if permitted by the Employer in the Adoption Agreement, a Participant may change the method of payment by giving notice of the new payment method to the Committee within the time limits specified in the Adoption Agreement. In the event the Participant fails to make a valid designation of the payment method, the distribution will be made in a single lump sum payment. Notwithstanding any election made by the Participant, the vested Accrued Benefit of the Participant will be distributed in a single lump sum payment if the amount of such benefit does not exceed the dollar limit specified by the Employer in the Adoption Agreement, if applicable.

      7.2 PREPAYMENT. Notwithstanding any other provisions of this Plan, if a Participant or any other person (a "recipient") is entitled to receive payments under the Plan, the Committee in its sole discretion may direct the Employer to prepay all or any part of the payments remaining to be made to or on behalf of the recipient, or to shorten the payment period. The amount of such prepayment shall be in full satisfaction of the Employer's obligations hereunder to the recipient and to all persons claiming under or through the recipient with respect to the payments being prepaid. In the event of a partial prepayment, the Committee shall designate which installments are being prepaid and, if applicable, the accounts of the Participant from which such prepayments shall be debited. The Committee's determinations under this Section 7.2 shall be final and conclusive upon all parties claiming benefits under this Plan.

      SECTION 8. VESTING:

            A Participant shall be fully vested in the portion of his Deferred Compensation Account attributable to Salary Deferral Credits, and all income, gains and losses attributable thereto. A Participant shall become fully vested in the portion of his Deferred Compensation Account attributable to Employer Credits, and income, gains and losses attributable thereto, in accordance with the vesting schedule and provisions designated by the Employer in the Adoption Agreement.

      SECTION 9. ACCOUNTS; DEEMED INVESTMENT; ADJUSTMENTS TO ACCOUNT:

            9.1 ACCOUNTS. The Committee shall establish a book reserve account, entitled the "Deferred Compensation Account," on behalf of each Participant. The Committee shall also establish a Retirement Account, In-Service Account and Education Account as a part of the Deferred Compensation Account of each Participant, if applicable. The amount credited to the Deferred Compensation Account shall be adjusted pursuant to the provisions of Section 9.3.

            9.2 DEEMED INVESTMENTS. The Deferred Compensation Account of a Participant shall be credited with an investment return determined as if the account were invested in one or more investment funds made available by the Committee. The Participant shall elect the investment funds in which his Deferred Compensation Account shall be deemed to be invested. Such election shall be made in the manner prescribed by the Committee and shall take effect upon the entry of the Participant into the Plan. The investment election of the Participant shall remain in effect until a new election is made by the Participant. In the event the Participant fails for any reason to make an effective election of the investment return to be credited to his account, the investment return shall be determined by the Committee.

            9.3 ADJUSTMENTS TO DEFERRED COMPENSATION ACCOUNT. With respect to each Participant who has a Deferred Compensation Account under the Plan, the amount credited to such account shall be adjusted by the following debits and credits, at the times and in the order stated:

            9.3.1 The Deferred Compensation Account shall be debited each business day with the total amount of any payments made from such account since the last preceding business day to him or for his benefit.

            9.3.2 The Deferred Compensation Account shall be credited on each Crediting Date with the total amount of any Salary Deferral Credits and Employer Credits to such account since the last preceding Crediting Date.

            9.3.3 The Deferred Compensation Account shall be credited or debited on each day securities are traded on a national stock exchange with the amount of deemed investment gain or loss resulting from the performance of the investment funds elected by the Participant in accordance with Section
      9.2. The amount of such deemed investment gain or loss shall be determined by the Committee and such determination shall be final and conclusive upon all concerned.

            SECTION 10. BENEFIT EXCHANGE:

            If elected by the Employer in the Adoption Agreement, the Employer and the Participant may enter into an agreement under which the Participant's vested Accrued Benefit may be exchanged for another nonqualified benefit in accordance with rules established by the Committee.

            SECTION 11. TRANSFER TO QUALIFIED PLAN:

            If elected by the Employer in the Adoption Agreement and directed by "the Participant in the Salary Deferral Agreement, the Employer shall transfer amounts from the Deferred Compensation Account of the Participant to the account of the Participant under a tax-qualified retirement plan maintained by the Employer and identified in the Adoption Agreement (the "Qualified Plan") in accordance with the following procedures:

            11.1 MAXIMIZE QUALIFIED PLAN DEFERRALS. As soon as administratively feasible after the end of each Plan Year, the Employer shall determine the amount of Salary Deferral Credits made to the Deferred Compensation Account of the Participant for the Plan Year (excluding the amount of deemed investment gain or loss with respect thereto) which is eligible for transfer to the Qualified Plan. Such amount shall be determined so as to permit the maximum allocation to the account of the Participant under the Qualified Plan for the Plan Year without exceeding the limitations applicable to the Qualified Plan (including by way of illustration and not limitation, the limitations under Sections 402(g) and 401(k)(3) of the Code, and any successors thereto).

            11.2 MAXIMIZE QUALIFIED PLAN MATCH. As soon as administratively feasible after the end of each Plan Year, the Employer shall determine the amount of any Employer Credits made as a matching amount to the Deferred Compensation Account of the Participant for the Plan Year (excluding the amount of deemed investment gain or loss with respect thereto) which is eligible for transfer to the Qualified Plan. Such amount shall be determined so as to permit the maximum allocation to the account of the Participant under the Qualified Plan for the Plan Year without exceeding the limitations applicable to the Qualified Plan (including by way of illustration and not limitation, the limitation under Section 401(m)(2) of the Code, and any successors thereto).

            11.3 TRANSFER DEFERRAL TO QUALIFIED PLAN. No later than two and one-half months following the end of the Plan Year, the Employer shall debit the amount determined under Section 11.1 from the Deferred Compensation Account of the Participant. If the Participant has directed in the Salary Deferral Agreement that such transfer be made, the Employer shall allocate such amount to the account of the Participant under the Qualified Plan. If the Participant has not directed such transfer, the Employer shall distribute such amount from the Deferred Compensation Account to the Participant.

            11.4 CREDIT MATCH TO QUALIFIED PLAN. No later than two and one-half months following the end of the Plan Year, the Employer shall debit the amount determined under Section 11.2 from the Deferred Compensation Account of the Participant. If the transfer described in Section 11.3 is made, the Employer shall allocate the amount determined under Section 11.2 to the account of the Participant under the Qualified Plan. If such transfer is not made and the Participant receives a distribution of the amount determined under Section 11.1, the Participant shall forfeit the amount determined under Section 11.2.

            11.5 COMPLIANCE WITH QUALIFIED PLAN. In its sole discretion, the Employer may make multiple transfers or distributions under this Section 11 during the Plan Year; provided, however, that no transfers shall be made under this Section 11 if precluded by the terms of the Qualified Plan.

            SECTION 12. ADMINISTRATION BY COMMITTEE:

            12.1 MEMBERSHIP OF COMMITTEE. The Committee shall consist of at least three individuals who shall be appointed by the Board to serve at the pleasure of the Board. Any member of the Committee may resign, and his successor, if any, shall be appointed by the Board. The Committee shall be responsible for the general administration and interpretation of the Plan and for carrying out its provisions, except to the extent all or any of such obligations are specifically imposed on the Board.

            12.2 COMMITTEE OFFICERS; SUBCOMMITTEE. The members of the Committee may elect Chairman and may elect an acting Chairman. They may also elect a Secretary and may elect an acting Secretary, either of whom may be but need not be a member of the Committee. The Committee may appoint from its membership such subcommittees with such powers as the Committee shall determine, and may authorize one or more of its members or any agent to execute or deliver any instruments or to make any payment on behalf of the Committee.

            12.3 COMMITTEE MEETINGS. The Committee shall hold such meetings upon such notice, at such places and at such intervals as it may from time to time determine. Notice of meetings shall not be required if notice is waived in writing by all the members of the Committee at the time in office, or if all such members are present at the meeting.

            12.4 TRANSACTION OF BUSINESS. A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee at any meeting shall be by vote of a majority of those present at any such meeting and entitled to vote. Resolutions may be adopted or other action taken without a meeting upon written consent thereto signed by all of the members of the Committee.

            12.5 COMMITTEE RECORDS. The Committee shall maintain full and complete records of its deliberations and decisions. The minutes of its proceedings shall be conclusive proof of the facts of the operation of the Plan.

            12.6 ESTABLISHMENT OF RULES. Subject to the limitations of the Plan, the Committee may from time to time establish rules or by-laws for the administration of the Plan and the transaction of its business.

            12.7 CONFLICTS OF INTEREST. No individual member of the Committee shall have any right to vote or decide upon any matter relating solely to himself or to any of his rights or benefits under the Plan (except that such member may sign unanimous written consent to resolutions adopted or other action taken without a meeting), except relating to the terms of his Salary Deferral Agreement.

            12.8 CORRECTION OF ERRORS. The Committee may correct errors and, so far as practicable, may adjust any benefit or credit or payment accordingly. The Committee may in its discretion waive any notice requirements in the Plan; provided, that a waiver of notice in one or more cases shall not be deemed to constitute a waiver of notice in any other case. With respect to any power or authority which the Committee has discretion to exercise under the Plan, such discretion shall be exercised in a non-discriminatory manner.

            12.9 AUTHORITY TO INTERPRET PLAN. Subject to the claims procedure set forth in Section 18 the Plan Administrator and the Committee shall have the duty and discretionary authority to interpret and construe the provisions of the Plan and to decide any dispute which may arise regarding the rights of Participants hereunder, including the discretionary authority to construe the Plan and to make determinations as to eligibility and benefits under the Plan. Determinations by the Plan Administrator and the Committee shall apply uniformly to all persons similarly situated and shall be binding and conclusive upon all interested persons.

            12.10 THIRD PARTY ADVISORS. The Committee may engage an attorney, accountant, actuary or any other technical advisor on matters regarding the operation of the Plan and to perform such other duties as shall be required in connection therewith, and may employ such clerical and related personnel as the Committee shall deem requisite or desirable in carrying out the provisions of the Plan. The Committee shall from time to time, but no less frequently than annually, review the financial condition of the Plan and determine the financial and liquidity needs of the Plan. The Committee shall communicate such needs to the Employer so that its policies may be appropriately coordinated to meet such needs.

            12.11 COMPENSATION OF MEMBERS. No fee or compensation shall be paid to any member of the Committee for his Service as such.

            12.12 EXPENSE REIMBURSEMENT. The Committee shall be entitled to reimbursement by the Employer for its reasonable expenses properly and actually incurred in the performance of its duties in the administration of the Plan.

            12.13 INDEMNIFICATION. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by him or on his behalf as a member of the Committee nor for any mistake of judgment made in good faith, and the Employer shall indemnify and hold harmless, directly from its own assets (including the proceeds of any insurance policy the premiums for which are paid from the Employer's own assets), each member of the Committee and each other officer, employee, or director of the Employer to whom any duty or power relating to the administration or interpretation of the Plan may be delegated or allocated, against any unreimbursed or uninsured cost or expense (including any sum paid in settlement of a claim with the prior written approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud, bad faith, willful misconduct or gross negligence.

            SECTION 13. CONTRACTUAL LIABILITY; TRUST:

            13.1 CONTRACTUAL LIABILITY. The obligation of the Employer to make payments hereunder shall constitute a contractual liability of the Employer to the Participant. Such payments shall be made from the general funds of the Employer, and the Employer shall not be required to establish or maintain any special or separate fund, or otherwise to segregate assets to assure that such payments shall be made, and the Participant shall not have any interest in any particular assets of the Employer by reason of its obligations hereunder. To the extent that any person acquires a right to receive payment from the Employer, such right shall be no greater than the right of an unsecured creditor of the Employer.

           13.2 TRUST. If so designated in Section 2.34 of the Adoption Agreement, the Employer may establish a Trust with the Trustee, pursuant to such terms and conditions as are set forth in the Trust Agreement. The Trust, if and when established, is intended to be treated as a grantor trust for purposes of the Code. The establishment of the Trust is not intended to cause Participants to realize current income on amounts contributed thereto, and the Trust shall be so interpreted and administered.

            SECTION 14. ALLOCATION OF RESPONSIBILITIES:

            The persons responsible for the Plan and the duties and responsibilities allocated to each are as follows:

            14.1  BOARD.

                  (i)   To amend the Plan;

                  (ii)  To appoint and remove members of the Committee; and

                  (iii) To terminate the Plan.

            14.2  COMMITTEE.

                  (i)   To designate Participants;

                  (ii) To interpret the provisions of the Plan and to determine the rights of the Participants under the Plan, except to the extent otherwise provided in Section 19 relating to claims procedure;

                  (iii) To administer the Plan in accordance with its terms, except to the extent powers to administer the Plan are specifically delegated to another person or persons as provided in the Plan;

                  (iv)  To account for the Accrued Benefits of Participants; and

                  (v)   To direct the Employer in the payment of benefits.

            14.3  PLAN ADMINISTRATOR.

                  (i) To file such reports as may be required with the United States Department of Labor, the Internal Revenue Service and any other government agency to which reports may be required to be submitted from time to time; and

                  (ii) To administer the claims procedure to the extent provided in Section 19.

            SECTION 15. BENEFITS NOT ASSIGNABLE; FACILITY OF PAYMENTS:

            15.1 BENEFITS NOT ASSIGNABLE. No portion of any benefit credited or paid under the Plan with respect to any Participant shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void, nor shall any portion of such benefit be in any manner payable to any assignee, receiver or any one trustee, or be liable for his debts, contracts, liabilities, engagements or torts. Notwithstanding the foregoing, in the event that all or any portion of the benefit of a Participant is transferred to the former spouse of the Participant incident to a divorce, the Committee shall maintain such amount for the benefit of the former spouse until distributed in the manner required by an order of any court having jurisdiction over the divorce, and the former spouse shall be entitled to the same rights as the Participant with respect to such benefit.

            15.2 PAYMENTS TO MINORS AND OTHERS. If any individual entitled to receive a payment under the Plan shall be physically, mentally or legally incapable of receiving or acknowledging receipt of such payment, the Committee, upon the receipt of satisfactory evidence of his incapacity and satisfactory evidence that another person or institution is maintaining him and that no guardian or committee has been appointed for him, may cause any payment otherwise payable to him to be made to such person or institution so maintaining him. Payment to such person or institution shall be in full satisfaction of all claims by or through the Participant to the extent of the amount thereof.

            SECTION 16. BENEFICIARY:

            The Participant's beneficiary shall be the person or persons designated by the Participant on the beneficiary designation form provided by and filed with the Committee or its designee. If the Participant does not designate a beneficiary, the beneficiary shall be his Surviving Spouse. If the Participant does not designate a beneficiary and has no Surviving Spouse, the beneficiary shall be the Participant's estate. The designation of a beneficiary may be changed or revoked only by filing a new beneficiary designation form with the Committee or its designee. If a beneficiary (the "primary beneficiary") is receiving or is entitled to receive payments under the Plan and dies before receiving all of the payments due him, the balance to which he is entitled shall be paid to the contingent beneficiary, if any, named in the Participant's current beneficiary designation form. If there is no contingent beneficiary, the balance shall be paid to the estate of the primary beneficiary. Any beneficiary may disclaim all or any part of any benefit to which such beneficiary shall be entitled hereunder by filing a written disclaimer with the Committee before payment of such benefit is to be made. Such a disclaimer shall be made in a form satisfactory to the Committee and shall be irrevocable when filed. Any benefit disclaimed shall be payable from the Plan in the same manner as if the beneficiary who filed the disclaimer had died on the date of such filing.

            SECTION 17. AMENDMENT AND TERMINATION OF PLAN:

            The Board may amend any provision of the Plan or terminate the Plan at any time; provided, that in no event shall such amendment or termination reduce any Participant's Accrued Benefit as of the date of such amendment or termination, nor shall any such amendment affect the terms of the Plan relating to the payment of such Accrued Benefit.

            Notwithstanding the foregoing, the Plan shall be terminated upon the occurrence of one or more of the events designated in the Adoption Agreement. Upon the occurrence of a termination event, the Accrued Benefit of each Participant may become fully vested and payable to the Participant in a lump sum if designated by the Employer in the Adoption Agreement.

            SECTION 18. COMMUNICATION TO PARTICIPANTS:

            The Employer shall make a copy of the Plan available for inspection by Participants and their beneficiaries during reasonable hours at the principal office of the Employer.

            SECTION 19. CLAIMS PROCEDURE:

            The following claims procedure shall apply with respect to the
Plan:

            19.1 FILING OF A CLAIM FOR BENEFITS. If a Participant or beneficiary (the "claimant") believes that he is entitled to benefits under the Plan which are not being paid to him or which are not being accrued for his benefit, he shall file a written claim therefor with the Plan Administrator. In the event the Plan Administrator shall be the claimant, all actions which are required to be taken by the Plan Administrator pursuant to this Section 19 shall be taken instead by another member of the Committee designated by the Committee.

            19.2 NOTIFICATION TO CLAIMANT OF DECISION. Within 90 days after receipt of a claim by the Plan Administrator (or within 180 days if special circumstances require an extension of time), the Plan Administrator shall notify the claimant of his decision with regard to the claim. In the event of such special circumstances requiring an extension of time, there shall be furnished to the claimant prior to expiration of the initial 90-day period written notice of the extension, which notice shall set forth the special circumstances and the date by which the decision shall be furnished. If such claim shall be wholly or partially denied, notice thereof shall be in writing and worded in a manner calculated to be understood by the claimant, and shall set forth: (i) the specific reason or reasons for the denial; (ii) specific reference to pertinent pro visions of the Plan on which the denial is based; (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and
(iv) an explanation of the procedure for review of the denial and the time limits applicable to such procedures, including a statement of the claimant's right to bring a civil action under ERISA following an adverse benefit determination on review.

            19.3 PROCEDURE FOR REVIEW. Within 60 days following receipt by the claimant of notice denying his claim, in whole or in part, or, if such notice shall not be given, within 60 days following the latest date on which such notice could have been timely given, the claimant shall appeal denial of the claim by filing a written application for review with the Committee. Following such request for review, the Committee shall fully and fairly review the decision denying the claim. Prior to the decision of the Committee, the claimant shall be given an opportunity to review pertinent documents and to submit issues and comments in writing.

            19.4 DECISION ON REVIEW. The decision on review of a claim denied in whole or in part by the Plan Administrator shall be made in the following manner:

            19.4.1 Within 60 days following receipt by the Committee of the request for review (or within 120 days if special circumstances require an extension of time), the Committee shall notify the claimant in writing of its decision with regard to the claim. In the event of such special circumstances requiring an extension of time, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. If the decision on review is not furnished in a timely manner, the claim shall be deemed denied as of the close of the initial 60-day period (or the close of the extension period, if applicable).

            19.4.2 With respect to a claim that is denied in whole or in part, the decision on review shall set forth specific reasons for the decision, shall be written in a manner calculated to be understood by the claimant, and shall cite specific references to the pertinent Plan provisions on which the decision is based.

            19.4.3 The decision of the Committee shall be final and conclusive.

            19.5 ACTION BY AUTHORIZED REPRESENTATIVE OF CLAIMANT. All actions set forth in this Section 19 to be taken by the claimant may likewise be taken by a representative of the claimant duly authorized by him to act in his behalf on such matters. The Plan Administrator and the Committee may require such evidence as either may reasonably deem necessary or advisable of the authority to act of any such representative.

            SECTION 20. MISCELLANEOUS PROVISIONS:

            20.1 SET OFF. Notwithstanding any other provision of this Plan, the Employer may reduce the amount of any payment otherwise payable to or on behalf of a Participant hereunder by the amount of any loan, cash advance, extension of credit or other obligation of the Participant to the Employer that is then due and payable, and the Participant shall be deemed to have consented to such reduction.

            20.2 NOTICES. Each Participant who is not in Service and each Beneficiary shall be responsible for furnishing the Committee or its designee with his current address for the mailing of notices and benefit payments. Any notice required or permitted to be given to such Participant or Beneficiary shall be deemed given if directed to such address and mailed by regular United States mail, first class, postage prepaid. If any check mailed to such address is returned as undeliverable to the addressee, mailing of checks will be suspended until the Participant or beneficiary furnishes the proper address. This provision shall not be construed as requiring the mailing of any notice or notification otherwise permitted to be given by posting or by other publication.

            20.3 LOST DISTRIBUTEES. A benefit shall be deemed forfeited if the Plan Administrator is unable to locate the Participant or Beneficiary to whom payment is due on or before the fifth anniversary of the date payment is to be made or commence; provided, that the deemed investment rate of return pursuant to Section 9.2 shall cease to be applied to the Participant's account following the first anniversary of such date; provided further, however, that such benefit shall be reinstated if a valid claim is made by or on behalf of the Participant or Beneficiary for all or part of the forfeited benefit.

            20.4 RELIANCE ON DATA. The Employer, the Committee and the Plan Administrator shall have the right to rely on any data provided by the Participant or by any Beneficiary. Representations of such data shall be binding upon any party seeking to claim a benefit through a Participant, and the Employer, the Committee and the Plan Administrator shall have no obligation to inquire into the accuracy of any representation made at any time by a Participant or beneficiary.

            20.5  RECEIPT AND RELEASE FOR PAYMENTS. Subject to the provisions of
Section 20.1, any payment made from the Plan to or with respect to any Participant or Beneficiary, or pursuant to a disclaimer by a Beneficiary, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Plan and the Employer with respect to the Plan. The recipient of any payment from the Plan may be required by the Committee, as a condition precedent to such payment, to execute a receipt and release with respect thereto in such form as shall be acceptable to the Committee.

            20.6 HEADINGS. The headings and subheadings of the Plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

            20.7 CONTINUATION OF EMPLOYMENT. The establishment of the Plan shall not be construed as conferring any legal or other rights upon any Employee or any persons for continuation of employment, nor shall it interfere with the right of the Employer to discharge any Employee or to deal with him without regard to the effect thereof under the Plan.

            20.8 MERGER OR CONSOLIDATION; ASSUMPTION OF PLAN. No employer-party to the Plan shall consolidate or merge into or with another corporation or entity, or transfer all or substantially all of its assets to another corporation, partnership, trust or other entity (a "Successor Entity") unless such Successor Entity shall assume the rights, obligations and liabilities of the employer-party under the Plan and upon such assumption, the Successor Entity shall become obligated to perform the terms and conditions of the Plan. Nothing herein shall prohibit the assumption of the obligations and liabilities of the Employer under the Plan by any Successor Entity.

            20.9 CONSTRUCTION. The Employer shall designate in the Adoption Agreement the state according to whose laws the provisions of the Plan shall be construed and enforced, except to the extent that such laws are superseded by ERISA.